UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2012

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of Principal Officers.
On February 8, 2012, the Board of Directors (the "Board") of Barnes Group Inc. (the "Company") appointed Patrick J. Dempsey, 47, to the position of Senior Vice President and Chief Operating Officer of the Company, effective February 13, 2012. Mr. Dempsey has held a series of roles of increasing responsibility since joining the Company in October 2000. In November 2004, he was promoted to Vice President, Barnes Group Inc. and President, Barnes Aerospace. In October 2007, he was appointed Vice President, Barnes Group Inc. and President, Barnes Distribution. In October 2008, he was appointed to his most recent position as Vice President, Barnes Group Inc. and President, Logistics and Manufacturing Services.
(e) Compensatory Arrangements of Certain Officers.
Contingent on his appointment by the Company's Board of Directors on February 8, 2012, on February 7, 2012, the Compensation and Management Development Committee of the Board of Directors of the Company (the "CMDC") approved the following compensation actions with regard to Mr. Dempsey: (1) a base salary increase to $450,000 from $431,000, (2) a target percentage of 50% of base salary for purposes of the annual incentive compensation plan, which is unchanged from his target percentage before the appointment, and (3) a long-term equity grant value of $625,000. The approval of this long-term equity grant resulted in the CMDC making the following awards to Mr. Dempsey on February 8, 2012: an Option to purchase 13,000 shares of Company common stock, a grant of 7,100 Restricted Stock Units and a grant of 11,800 Performance Share Awards. A summary of the terms of these equity awards is included in the Company's Form 8-K filed with the Securities and Exchange Commission on February 14, 2011, and the forms of award agreements were filed as exhibits to the Company's Form 10-Q filed with the Securities and Exchange Commission on April 29, 2011. A slight modification of the terms of the Performance Share Awards is described below.
On February 7, 2012, the CMDC approved a special equity retention grant valued at $750,000 for Christopher J. Stephens, Jr., Senior Vice President, Finance and Chief Financial Officer. This resulted in the CMDC making a special grant of 28,200 Restricted Stock Units to Mr. Stephens on February 8, 2012. The award will vest in three equal installments on the second, third and fourth anniversaries of the grant date.
In addition, the CMDC took the following actions with respect to the Company's named executive officers (as defined in the Company's Proxy Statement for its 2011 Annual Meeting of Stockholders and who are currently employed by and have not provided notice of resignation to the Company (the "Named Executive Officers")).
The CMDC approved the target mix of equity awards for 2012 under the Barnes Group Inc. Stock and Incentive Award Plan, as amended (the "Equity Plan"), which has been approved by the Company's stockholders. For 2011, the target mix of equity awards issued under the Equity Plan consisted of one-third each of Options, Restricted Stock Units, and Performance Share Awards under the Company's long-term Relative Measure Program (the "Program"). For 2012, the approved target mix under the Equity Plan is 20% Options, 30% Restricted Stock Units and 50% Performance Share Awards. A summary of material terms of these equity awards and the Program is included in the Company's Form 8-K filed with the Securities and Exchange Commission on February 14, 2011, and the forms of award agreements were filed as exhibits to the Form 10-Q filed with the Securities and Exchange Commission on April 29, 2011.
The CMDC also approved a slight modification to the form of Performance Share Award agreement to provide for a complete forfeiture of Performance Share Awards under the Program if the participant's employment is involuntarily terminated by the Company without cause before the first anniversary of the Performance Share Award grant date. This change applies to Performance Share Awards under the Program granted in 2012 and later years. Before this amendment, if a participant's employment was involuntarily terminated by the Company without cause before the first anniversary of the grant date, then a pro-rata portion of the award based on the number of days the participant was employed during the Performance Period would have been paid based on the Company's actual performance for the Performance Period.
On February 8, 2012, the CMDC approved annual equity awards of Options, Restricted Stock Units and Performance Share Awards under the Program for certain employees, in each case pursuant to the terms of the Equity Plan and the relevant forms of award agreements. The following table summarizes the awards granted to the listed Named Executive Officers.

	Annual Stock Option Grants	Annual RSU Grants	Relative Measure PSAs
	(# shares)	(# units)	(# shares)
G. Milzcik	62,500	33,800	56,400
C. Stephens, Jr.	13,600	7,400	12,300
P. Dempsey	13,000	7,100	11,800
On February 8, 2012, the Board approved an amendment to the Company's Supplemental Executive Retirement Plan ("SERP"), which provides certain supplemental pension benefits in the form of a monthly supplemental annuity. The approved amendment terminates participation in the SERP for all individuals who are not receiving benefits under the SERP or vested thereunder as of April 1, 2012.
The Board also approved an amendment to the Company's 2009 Nonqualified Deferred Compensation Plan ("DC Plan") on February 8, 2012. The DC Plan provides participants with certain supplemental retirement benefits if the participant is vested at termination of employment. Vesting typically occurs upon the attainment of age 55 and 10 years of service. In general under the DC Plan, and subject to the the CMDC's determination, participants are credited with an annual hypothetical contribution equal to 20% of any base salary and annual incentive compensation above the Internal Revenue Code Section 401(a)(17) limit (i.e., earnings taken into account for tax-qualified plan purposes, currently $250,000), and vested benefits are paid following termination of employment, which is typically in the form of five annual installments. The amendment approved by the Board closed participation to any employee hired, rehired or promoted into an eligible position on or after April 1, 2012.
Item 7.01.     Regulation FD Disclosure.
On February 13, 2012, the Company issued a press release announcing the appointment of Patrick J. Dempsey as Senior Vice President and Chief Operating Officer, and the realignment of its business units. This press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits

(d)

Exhibit No.	Document Description

99.1	Press release dated February 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2012	BARNES GROUP INC.
(Registrant)

	By:	/s/ DAWN N. EDWARDS
Dawn N. Edwards Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press release dated February 13, 2012